UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2004

 CONCORDE CAREER COLLEGES, INC.
(Exact name of registrant as specified in its charter)

Delaware - (State or Other Jurisdiction of Incorporation)

Commission File No. 0-16992             IRS Employer Identification Number - 43-1440321

5800 Foxridge, Suite 500, Mission, Kansas     66202
(Address of Principal Executive Office)     (Zip Code)

Registrant’s telephone number, including area code:     (913) 831-9977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
On November 2, 2004, Concorde Career Colleges, Inc. (the “Company”) issued a press release reporting that its Board of Directors approved a 500,000 share increase to its existing share repurchase program. The authorization increases the total purchase program to 1,000,000 shares of which 333,335 shares have been acquired as of October 27, 2004. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.

99.1                Text of Press Release issued by the Company dated November 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORDE CAREER COLLEGES, INC.
DATED: November 3, 2004

By: /s/ Jack L. Brozman
                               Jack L. Brozman, Chief Executive Officer

   By: /s/ Paul R. Gardner
 Paul R. Gardner, Chief Financial Officer